UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09603

AMERICAN BEACON SELECT FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GREGORY J. STUMM, PRINCIPAL EXECUTIVE OFFICER

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2026

Date of reporting period: January 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

American Beacon

AHL Trend ETF

Annual Shareholder Report - January 31, 2026 | Ticker: AHLT

Principal Listing Exchange: NYSE Arca

This annual shareholder report contains important information about American Beacon AHL Trend ETF for the period of February 1, 2025 to January 31, 2026. You can find additional information about the Fund at www.americanbeaconfunds.com/fund-resources/. You can request this information by contacting us at 833-471-3562.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AHL Trend ETF	$104	0.96%

How did the Fund perform and what affected its performance?

The ETF returned 17.40% for the twelve months ended January 31, 2026, compared to the S&P 500® Index TR return of 16.35%.

• The investment strategy of the Fund’s sub-advisor is designed to capitalize on price trends in a broad range of global markets across multiple asset classes.

• Overall, the market environment over the twelve-month period was conducive to the sub-advisor’s trend following strategy led by performance in commodities and to a lesser extent equities.

• Positions in fixed income and currencies detracted during the period.

Cumulative Performance from August 30, 2023 through January 31, 2026

The initial investment, based on a $10,000 investment, is adjusted to reflect the maximum applicable sales charge, if any.

Table Summary
	AHLT	S&P 500® Index TR
8/30/2023	$10,000	$10,000
8/31/2023	$10,036	$9,986
9/30/2023	$10,636	$9,510
10/31/2023	$10,708	$9,310
11/30/2023	$9,712	$10,161
12/31/2023	$9,598	$10,622
1/31/2024	$9,542	$10,801
2/29/2024	$10,156	$11,377
3/31/2024	$10,501	$11,743
4/30/2024	$10,904	$11,264
5/31/2024	$11,046	$11,822
6/30/2024	$10,834	$12,246
7/31/2024	$10,389	$12,395
8/31/2024	$9,875	$12,696
9/30/2024	$10,177	$12,967
10/31/2024	$9,667	$12,850
11/30/2024	$9,632	$13,604
12/31/2024	$10,182	$13,280
1/31/2025	$10,545	$13,650
2/28/2025	$10,095	$13,471
3/31/2025	$10,160	$12,712
4/30/2025	$9,382	$12,626
5/31/2025	$9,356	$13,421
6/30/2025	$9,598	$14,103
7/31/2025	$9,412	$14,420
8/31/2025	$9,762	$14,712
9/30/2025	$10,523	$15,249
10/31/2025	$10,886	$15,606
11/30/2025	$11,167	$15,645
12/31/2025	$11,576	$15,654
1/31/2026	$12,469	$15,881

Table Summary
Average Annual Total Returns (%)	1 Year	Since Inception (8/30/23)
AHLTFootnote Reference1	17.40%	9.26%
S&P 500® Index TR	16.35%	21.22%
Footnote	Description
Footnote[1]	Return may differ from actual shareholder return due to accounting adjustments for financial reporting purposes.

Performance shown is historical and is not indicative of future returns.  Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit americanbeaconfunds.com or call 800-967-9009. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics

Table Summary
Total Net Assets	$50,021,323
# of Portfolio Holdings	8
Portfolio Turnover RateFootnote Reference**	0%
Total Management Fees Paid	$462,461
Footnote	Description
Footnote**	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

Asset Class Exposure % of VaR*

Table Summary
Value	Value
Stocks	42.2
Commodities	24.8
Currencies	20.2
Bonds and Rates	12.8

* Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

What did the Fund invest in?

Top Active Exposures by Asset Class % of VaR*

Table Summary
Commodities	Header	% of VaR
Gold	Long	8.2
Silver	Long	7.4
Crude Oil	Long	5.6
Copper	Long	4.5
Currencies	Header	% of VaR
Australian Dollar/US Dollar	Long/Short	8.6
Japanese Yen/US Dollar	Short/Long	6.1
UK Sterling/US Dollar	Long/Short	5.6
Euro/US Dollar	Long/Short	4.4
New Zealand/US Dollar	Long/Short	0.5
Equities	Header	% of VaR
S&P 500 Index	Long	8.3
Russell 2000 Index	Long	6.2
Euro-STOXX	Long	5.4
NASDAQ 100 Index	Long	4.5
FTSE 100	Long	4.4
Fixed Income	Header	% of VaR
Euro-BUND	Short	5.1
US Treasuries	Short	2.6
Euro-BOBL	Short	2.5
Gilts	Long	1.3

Exposure Summary (Consolidated with Subsidiary)

Table Summary
Number of Long Holdings	12
Number of Currency Pairs	7
Number of Short Holdings	3

Top Ten Exposures % of VaR*

Table Summary
Australian Dollar/US Dollar	Long/Short	8.6
S&P 500 Index	Long	8.3
Gold	Long	8.2
Silver	Long	7.4
Russell 2000 Index	Long	6.2
Japanese Yen/US Dollar	Short/Long	6.1
UK Sterling/US Dollar	Long/Short	5.6
Crude Oil	Long	5.6
Euro-STOXX	Long	5.4
Euro-BUND	Short	5.1

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please visit www.americanbeaconfunds.com/fund-resources/ or call 1-833-471-3562.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

AHL Trend ETF

Annual Shareholder Report - January 31, 2026

Ticker: AHLT

Distributed by:

Distributed by Foreside Financial Services, LLC

AHL ETF_ETF 0126

American Beacon

GLG Natural Resources ETF

Annual Shareholder Report - January 31, 2026 | Ticker: MGNR

Principal Listing Exchange: NYSE Arca

This annual shareholder report contains important information about American Beacon GLG Natural Resources ETF for the period of February 1, 2025 to January 31, 2026. You can find additional information about the Fund at www.americanbeaconfunds.com/fund-resources/. You can request this information by contacting us at 833-471-3562.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GLG Natural Resources ETF	$97	0.75%

How did the Fund perform and what affected its performance?

The ETF returned 58.13% for the period ended January 31, 2026, compared to the S&P 500® Index TR return of 16.35% and S&P Global Natural Resources Index return of 35.50%.

• The market had positive returns over the period, largely driven by precious and base metals, as geopolitical concerns pushed investors to search for safety.

• The Fund benefitted the most from security selection in the Metals & Mining industry and the Electrical Equipment industry.

Cumulative Performance from February 5, 2024 through January 31, 2026

The initial investment, based on a $10,000 investment, is adjusted to reflect the maximum applicable sales charge, if any.

Table Summary
	MGNR	S&P 500® Index TR	S&P Global Natural Resources Index
2/5/24	$10,000	$10,000	$10,000
2/29/24	$10,184	$10,326	$10,213
3/31/24	$11,356	$10,658	$11,063
4/30/24	$11,855	$10,223	$11,058
5/31/24	$12,754	$10,730	$11,364
6/30/24	$11,903	$11,115	$10,867
7/31/24	$11,808	$11,250	$11,018
8/31/24	$11,764	$11,523	$11,008
9/30/24	$12,226	$11,769	$11,254
10/31/24	$12,144	$11,662	$10,752
11/30/24	$13,082	$12,347	$10,679
12/31/24	$11,979	$12,052	$9,930
1/31/25	$12,708	$12,388	$10,487
2/28/25	$12,007	$12,226	$10,470
3/31/25	$12,007	$11,537	$10,637
4/30/25	$11,922	$11,459	$10,314
5/31/25	$12,589	$12,181	$10,622
6/30/25	$13,425	$12,800	$11,000
7/31/25	$13,418	$13,087	$11,081
8/31/25	$14,850	$13,352	$11,811
9/30/25	$16,462	$13,840	$12,046
10/31/25	$16,556	$14,164	$11,964
11/30/25	$17,705	$14,199	$12,445
12/31/25	$18,033	$14,207	$12,876
1/31/26	$20,029	$14,413	$14,209

Table Summary
Average Annual Total Returns (%)	1 Year	Since Inception (2/5/24)
MGNRFootnote Reference1	58.13%	41.83%
S&P 500® Index TR	16.35%	19.95%
S&P Global Natural Resources Index	35.50%	18.32%
Footnote	Description
Footnote[1]	Return may differ from actual shareholder return due to accounting adjustments for financial reporting purposes.

Performance shown is historical and is not indicative of future returns.  Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit americanbeaconfunds.com or call 800-967-9009. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics

Table Summary
Total Net Assets	$487,536,841
# of Portfolio Holdings	51
Portfolio Turnover Rate	80%
Total Management Fees Paid	$1,653,014

Asset Allocation - % Investments

Table Summary
Value	Value
Common Stocks	51.3
Foreign Common Stocks	48.7

What did the Fund invest in?

 Top Ten Holdings - % Net Assets

Table Summary
Hudbay Minerals, Inc.	4.3
Teck Resources Ltd., Class B	4.2
Equinox Gold Corp.	3.8
Kinross Gold Corp.	3.8
Anglogold Ashanti PLC	3.7
Range Resources Corp.	3.5
Bunge Global SA	3.1
ArcelorMittal SA	3.0
Antero Resources Corp.	3.0
Methanex Corp.	2.9

Country Exposure - % Equities

United States
51.4
Canada
27.2
China
5.1
Germany
4.5
Australia
3.8
Norway
3.5
Zambia
2.3
Republic of Korea
1.1
South Africa
1.1
0%
10%
20%
30%
40%
50%
60%

Table Summary
Value	Value
South Africa	1.1
Republic of Korea	1.1
Zambia	2.3
Norway	3.5
Australia	3.8
Germany	4.5
China	5.1
Canada	27.2
United States	51.4

Sector Allocation - % Equities

Materials
55.6
Energy
23.4
Industrials
10.7
Consumer Staples
7.9
Information Technology
2.4
0%
10%
20%
30%
40%
50%
60%

Table Summary
Value	Value
Information Technology	2.4
Consumer Staples	7.9
Industrials	10.7
Energy	23.4
Materials	55.6

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please visit www.americanbeaconfunds.com/fund-resources/ or call 1-833-471-3562.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

GLG Natural Resources ETF

Annual Shareholder Report - January 31, 2026

Ticker: MGNR

Distributed by:

Distributed by Foreside Financial Services, LLC

GLG ETF_ETF 0126

American Beacon

Ionic Inflation Protection ETF

Annual Shareholder Report - January 31, 2026 | Ticker: CPII

Principal Listing Exchange: NYSE Arca

This annual shareholder report contains important information about American Beacon Ionic Inflation Protection ETF for the period of May 1, 2025 to January 31, 2026. You can find additional information about the Fund at www.americanbeaconfunds.com/fund-resources/. You can request this information by contacting us at 833-471-3562.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ionic Inflation Protection ETF	$53	0.70%Footnote Reference*
Footnote	Description
Footnote*	Annualized.

How did the Fund perform and what affected its performance?

The ETF returned 1.96% for the twelve months ended January 31, 2026, compared to the Bloomberg US Aggregate Bond Index return of 6.85%.

• The U.S. bond market performed well as yields remained high with only slight cuts to the Federal Funds Rate towards the end of the year.

• The Fund seeks capital appreciation in elevated and rising inflationary environments. Inflation slightly cooled throughout the year, which led to the Fund’s modest performance.

Cumulative Performance from June 28, 2022 through January 31, 2026

The initial investment, based on a $10,000 investment, is adjusted to reflect the maximum applicable sales charge, if any.

Table Summary
	CPII	Bloomberg U.S. Aggregate Bond Index
06/2022	$10,000	$10,000
06/2022	$10,018	$10,100
07/2022	$10,168	$10,346
08/2022	$10,216	$10,054
09/2022	$10,038	$9,620
10/2022	$10,350	$9,495
11/2022	$10,125	$9,844
12/2022	$10,129	$9,800
01/2023	$9,867	$10,101
02/2023	$10,122	$9,840
03/2023	$10,158	$10,090
04/2023	$10,089	$10,151
05/2023	$10,068	$10,041
06/2023	$10,144	$10,005
07/2023	$10,275	$9,998
08/2023	$10,262	$9,934
09/2023	$10,474	$9,682
10/2023	$10,629	$9,529
11/2023	$10,387	$9,960
12/2023	$10,312	$10,342
01/2024	$10,438	$10,313
02/2024	$10,607	$10,167
03/2024	$10,600	$10,261
04/2024	$10,899	$10,002
05/2024	$10,791	$10,172
06/2024	$10,758	$10,268
07/2024	$10,622	$10,508
08/2024	$10,600	$10,659
09/2024	$10,647	$10,802
10/2024	$10,848	$10,534
11/2024	$10,831	$10,645
12/2024	$10,937	$10,471
01/2025	$11,074	$10,526
02/2025	$11,086	$10,758
03/2025	$11,191	$10,762
04/2025	$11,246	$10,804
05/2025	$11,187	$10,727
06/2025	$11,174	$10,892
07/2025	$11,231	$10,863
08/2025	$11,353	$10,993
09/2025	$11,317	$11,113
10/2025	$11,263	$11,183
11/2025	$11,239	$11,252
12/2025	$11,239	$11,235
01/2026	$11,346	$11,247

Table Summary
Average Annual Total Returns (%)	1 Year	Since Inception (6/28/22)
CPIIFootnote Reference1	1.96%Footnote Reference2	3.47%
Bloomberg U.S. Aggregate Bond Index	6.85%	3.33%
Footnote	Description
Footnote[1]	Return may differ from actual shareholder return due to accounting adjustments for financial reporting purposes.
Footnote[2]	The return for the period May 1, 2025 to January 31, 2026 was 0.94%.

Performance shown is historical and is not indicative of future returns.  Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit americanbeaconfunds.com or call 800-967-9009. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics

Table Summary
Total Net Assets	$10,451,164
# of Portfolio Holdings	9
Portfolio Turnover Rate	17%
Total Management Fees Paid	$55,129

What did the Fund invest in?

 Top Ten Holdings - % Net Assets

Table Summary
U.S. Treasury Inflation-Indexed Notes, 0.375%, Due 7/15/2027	13.2
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 4/15/2027	13.1
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 4/15/2026	12.6
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 7/15/2026	12.5
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 10/15/2026	12.5
U.S. Treasury Inflation-Indexed Notes, 1.625%, Due 10/15/2027	12.4
U.S. Treasury Inflation-Indexed Notes, 0.375%, Due 1/15/2027	11.5
U.S. Treasury Inflation-Indexed Notes, 0.500%, Due 1/15/2028	10.0
Swap, 2.415%, Due 1/16/2031	0.3
2-Year Interest Rate Swap, 5.220%, Due 1/13/2027	0.1

Excludes cash equivalents.

Asset Allocation - % Investments

Table Summary
U.S. Treasury Obligations	98.3
Investment Companies	1.3
Inflation Swap	0.3
Interest Rate Swaptions	0.1

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please visit www.americanbeaconfunds.com/fund-resources/ or call 1-833-471-3562.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

Ionic Inflation Protection ETF

Annual Shareholder Report - January 31, 2026

Ticker: CPII

Distributed by:

Distributed by Foreside Financial Services, LLC

IIP ETF_ETF 0126

Item 2. Code of Ethics

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant amended the Code on June 14, 2024 to update the name of the Principal Executive Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Holz is considered “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)

Audit Fees	Fiscal Year Ended
$98,818	1/31/25
$149,585	1/31/26

(b)
Audit Related Fees	Fiscal Year Ended
$0	1/31/25
$0	1/31/26

(c)
Tax Fees(1)	Fiscal Year Ended
$15,075	1/31/25
$0	1/31/26

(d)
All Other Fees	Fiscal Year Ended
$0	1/31/25
$0	1/31/26

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$15,075	$107,469	N/A	1/31/25
$0	$134,250	N/A	1/31/26

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 7.

(b)	Not applicable.

Financial Statements and Other Information

Name of registrant: American Beacon Select Funds

Date of fiscal year end: January 31, 2026

Date of reporting period: January 31, 2026

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

American Beacon Select FundsSM

Additional Information	Back Cover

American Beacon Select Funds	January 31, 2026

American Beacon Select FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Select Funds and Shareholders of American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF, and American Beacon Ionic Inflation Protection ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF, and American Beacon Ionic Inflation Protection ETF (three of the funds constituting American Beacon Select Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2026, the related statements of operations and statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2026, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
American Beacon AHL Trend ETF	Consolidated statement of operations for the year ended January 31, 2026.	Consolidated statement of changes in net assets for each of the two years in the period ended January 31, 2026	Consolidated financial highlights for each of the two years ended January 31, 2026, and for the period August 30, 2023 (commencement of operations) through January 31, 2024.

American Beacon GLG Natural Resources ETF	Statement of operations for the year ended January 31, 2026.	Statement of changes in net assets for the year ended January 31, 2026 and for the period February 5, 2024 (commencement of operations) through January 31, 2025.	Financial highlights for the year ended January 31, 2026 and for the period February 5, 2024 (commencement of operations) through January 31, 2025.

American Beacon Ionic Inflation Protection ETF	Statement of operations for the period May 1, 2025 through January 31, 2026 and for the period May 1, 2024 through April 30, 2025	Statement of changes in net assets for the period May 1, 2025 through January 31, 2026 and for the period May 1, 2024 through April 30, 2025	Financial highlights for the period May 1, 2025 through January 31, 2026 and for the period May 1, 2024 through April 30, 2025

The financial statements of the American Beacon Ionic Inflation Protection ETF as of and for the year ended April 30, 2024 and the financial highlights for each of the periods ended on or prior to April 30, 2024 were audited by other auditors whose report dated June 28, 2024 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

American Beacon Select FundsSM

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026 by correspondence with the custodian, and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 27, 2026

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 85.9%

U.S. Treasury Obligations - 85.9%
U.S. Treasury Bills,
3.770%, Due 3/12/2026A B C	$7,000,000	$6,973,142
3.766%, Due 3/19/2026B C	9,000,000	8,959,192
3.720%, Due 3/26/2026A B C	1,800,000	1,790,571
3.812%, Due 4/9/2026B C	9,500,000	9,437,561
3.652%, Due 5/14/2026A B C	2,000,000	1,980,011
3.613%, Due 5/21/2026A B C	2,200,000	2,176,420
3.594%, Due 5/28/2026B C	9,500,000	9,391,812
3.635%, Due 7/23/2026A B C	2,300,000	2,261,489

		42,970,198

Total Short-Term Investments (Cost $42,970,131)		42,970,198

TOTAL INVESTMENTS - 85.9% (Cost $42,970,131)		42,970,198
OTHER ASSETS, NET OF LIABILITIES - 14.1%		7,051,125

TOTAL NET ASSETS - 100.0%		$50,021,323

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Trend Company, Ltd.

B Coupon represents a weighted average yield to maturity.

C Zero coupon bond.

Long Futures Contracts Open on January 31, 2026:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
COMEX Copper FuturesA	24	March 2026	$3,129,492	$3,554,400	$424,908
COMEX Gold 100 Troy Ounces FuturesA	12	April 2026	5,885,661	5,694,120	(191,541)
COMEX Silver FuturesA	6	March 2026	1,578,064	2,355,930	777,866
ICE Brent Crude Oil FuturesA	32	February 2026	2,096,641	2,218,240	121,599
NYMEX Light Sweet Crude Oil FuturesA	25	February 2026	1,575,262	1,630,250	54,988

			$14,265,120	$15,452,940	$1,187,820

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME E-Mini NASDAQ 100 Index Futures	9	March 2026	$4,588,426	$4,620,600	$32,174
CME E-Mini Russell 2000 Index Futures	43	March 2026	5,540,462	5,642,890	102,428
CME E-Mini S&P 500 ESG Index Futures	34	March 2026	11,746,712	11,841,775	95,063
Eurex DAX Index Futures	8	March 2026	5,883,378	5,835,713	(47,665)
Eurex EURO STOXX 50 Futures	108	March 2026	7,417,615	7,618,336	200,721
ICE FTSE 100 Index Futures	54	March 2026	7,232,563	7,529,115	296,552
TSE TOPIX Futures	19	March 2026	4,173,019	4,391,510	218,491

			$46,582,175	$47,479,939	$897,764

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	7	March 2026	$817,819	$805,875	$(11,944)
ICE Long Gilt Futures	22	March 2026	2,783,228	2,734,922	(48,306)

			$3,601,047	$3,540,797	$(60,250)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

Short Futures Contracts Open on January 31, 2026:

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes Futures	72	March 2026	$(7,825,146)	$(7,842,938)	$(17,792)
CBOT 10 Year U.S. Treasury Notes Futures	31	March 2026	(3,461,095)	(3,466,672)	(5,577)
CBOT Ultra Long Term U.S. Treasury Bond Futures	22	March 2026	(2,587,882)	(2,583,625)	4,257
Eurex 5 Year Euro BOBL Futures	166	March 2026	(22,831,989)	(22,945,119)	(113,130)
Eurex 10 Year Euro BUND Futures	155	March 2026	(23,418,865)	(23,548,569)	(129,704)

			$(60,124,977)	$(60,386,923)	$(261,946)

A All or a portion represents positions held by the American Beacon Cayman Trend Company, Ltd.

Forward Foreign Currency Contracts Open on January 31, 2026:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	118,535	USD	119,280	2/2/2026	BNP	$–	$(745)	$(745)
EUR	118,535	USD	119,334	2/2/2026	BNP	–	(799)	(799)
EUR	118,535	USD	119,492	2/2/2026	BNP	–	(957)	(957)
EUR	118,535	USD	119,495	2/2/2026	BNP	–	(960)	(960)
EUR	118,535	USD	119,515	2/2/2026	BNP	–	(980)	(980)
EUR	118,535	USD	119,538	2/2/2026	BNP	–	(1,003)	(1,003)
EUR	118,535	USD	119,551	2/2/2026	BNP	–	(1,016)	(1,016)
EUR	118,535	USD	119,605	2/2/2026	BNP	–	(1,070)	(1,070)
EUR	118,535	USD	119,639	2/2/2026	BNP	–	(1,104)	(1,104)
EUR	118,535	USD	119,670	2/2/2026	BNP	–	(1,135)	(1,135)
EUR	118,535	USD	119,781	2/2/2026	BNP	–	(1,246)	(1,246)
EUR	118,535	USD	119,844	2/2/2026	BNP	–	(1,309)	(1,309)
EUR	118,535	USD	119,858	2/2/2026	BNP	–	(1,323)	(1,323)
EUR	118,535	USD	119,909	2/2/2026	BNP	–	(1,374)	(1,374)
USD	717,534	EUR	711,210	2/2/2026	BNP	6,324	–	6,324
USD	954,867	EUR	948,280	2/2/2026	BNP	6,587	–	6,587
EUR	118,535	USD	118,963	2/3/2026	BNP	–	(428)	(428)
EUR	118,535	USD	119,189	2/3/2026	BNP	–	(654)	(654)
EUR	118,535	USD	119,365	2/3/2026	BNP	–	(830)	(830)
EUR	118,535	USD	119,375	2/3/2026	BNP	–	(840)	(840)
EUR	118,535	USD	119,500	2/3/2026	BNP	–	(965)	(965)
EUR	237,070	USD	238,670	2/3/2026	BNP	–	(1,600)	(1,600)
EUR	774,381	USD	761,796	2/12/2026	BNP	12,585	–	12,585
USD	117,491	EUR	118,803	3/23/2026	BNP	–	(1,312)	(1,312)
USD	703,680	EUR	712,819	3/23/2026	BNP	–	(9,139)	(9,139)
EUR	950,426	USD	957,065	3/23/2026	BNP	–	(6,639)	(6,639)
EUR	1,069,229	USD	1,071,168	3/23/2026	BNP	–	(1,939)	(1,939)
EUR	1,544,442	USD	1,560,344	3/23/2026	BNP	–	(15,902)	(15,902)
EUR	2,376,064	USD	2,404,110	3/23/2026	BNP	–	(28,046)	(28,046)
USD	2,215,772	EUR	2,257,260	3/23/2026	BNP	–	(41,488)	(41,488)
EUR	4,624,312	USD	4,532,651	3/23/2026	BNP	91,661	–	91,661
EUR	4,642,339	USD	4,551,067	3/23/2026	BNP	91,272	–	91,272
GBP	68,418	USD	68,813	2/2/2026	HUB	–	(395)	(395)
GBP	68,418	USD	68,920	2/2/2026	HUB	–	(502)	(502)
GBP	68,418	USD	68,947	2/2/2026	HUB	–	(529)	(529)
GBP	68,418	USD	68,960	2/2/2026	HUB	–	(542)	(542)
GBP	68,418	USD	69,001	2/2/2026	HUB	–	(583)	(583)
GBP	68,418	USD	69,025	2/2/2026	HUB	–	(607)	(607)
GBP	68,418	USD	69,120	2/2/2026	HUB	–	(702)	(702)
NZD	60,210	USD	60,527	2/2/2026	HUB	–	(317)	(317)
NZD	60,210	USD	60,675	2/2/2026	HUB	–	(465)	(465)
NZD	60,210	USD	60,725	2/2/2026	HUB	–	(515)	(515)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

Forward Foreign Currency Contracts Open on January 31, 2026 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NZD	60,210	USD	60,810	2/2/2026	HUB	$–	$(600)	$(600)
NZD	60,210	USD	60,840	2/2/2026	HUB	–	(630)	(630)
NZD	60,210	USD	60,878	2/2/2026	HUB	–	(668)	(668)
CAD	73,440	USD	73,673	2/2/2026	HUB	–	(233)	(233)
CAD	73,440	USD	73,710	2/2/2026	HUB	–	(270)	(270)
CAD	73,440	USD	73,720	2/2/2026	HUB	–	(280)	(280)
CAD	73,440	USD	73,858	2/2/2026	HUB	–	(418)	(418)
CAD	73,440	USD	73,867	2/2/2026	HUB	–	(427)	(427)
CAD	73,440	USD	73,883	2/2/2026	HUB	–	(443)	(443)
CAD	73,440	USD	73,885	2/2/2026	HUB	–	(445)	(445)
CAD	73,440	USD	73,940	2/2/2026	HUB	–	(500)	(500)
CAD	73,440	USD	73,942	2/2/2026	HUB	–	(502)	(502)
CAD	73,440	USD	73,963	2/2/2026	HUB	–	(523)	(523)
CAD	73,440	USD	73,981	2/2/2026	HUB	–	(541)	(541)
GBP	68,418	USD	69,006	2/2/2026	HUB	–	(588)	(588)
GBP	68,418	USD	69,006	2/2/2026	HUB	–	(588)	(588)
GBP	205,253	USD	206,531	2/2/2026	HUB	–	(1,278)	(1,278)
USD	362,811	NZD	361,260	2/2/2026	HUB	1,551	–	1,551
USD	772,761	AUD	765,985	2/2/2026	HUB	6,776	–	6,776
USD	830,053	GBP	821,010	2/2/2026	HUB	9,043	–	9,043
AUD	765,985	USD	769,559	2/2/2026	HUB	–	(3,574)	(3,574)
USD	1,365,212	JPY	1,356,939	2/2/2026	HUB	8,273	–	8,273
JPY	64,616	USD	65,201	2/2/2026	HUB	–	(585)	(585)
JPY	64,616	USD	65,226	2/2/2026	HUB	–	(610)	(610)
JPY	64,616	USD	65,231	2/2/2026	HUB	–	(615)	(615)
JPY	64,616	USD	65,245	2/2/2026	HUB	–	(629)	(629)
JPY	64,616	USD	65,251	2/2/2026	HUB	–	(635)	(635)
JPY	64,616	USD	65,255	2/2/2026	HUB	–	(639)	(639)
JPY	64,616	USD	65,261	2/2/2026	HUB	–	(645)	(645)
JPY	64,616	USD	65,262	2/2/2026	HUB	–	(646)	(646)
JPY	64,616	USD	65,263	2/2/2026	HUB	–	(647)	(647)
JPY	64,616	USD	65,271	2/2/2026	HUB	–	(655)	(655)
JPY	64,616	USD	65,276	2/2/2026	HUB	–	(660)	(660)
JPY	64,616	USD	65,277	2/2/2026	HUB	–	(661)	(661)
JPY	64,616	USD	65,296	2/2/2026	HUB	–	(680)	(680)
JPY	64,616	USD	65,306	2/2/2026	HUB	–	(690)	(690)
JPY	64,616	USD	65,330	2/2/2026	HUB	–	(714)	(714)
JPY	64,616	USD	65,335	2/2/2026	HUB	–	(719)	(719)
JPY	64,616	USD	65,373	2/2/2026	HUB	–	(757)	(757)
JPY	64,616	USD	65,376	2/2/2026	HUB	–	(760)	(760)
JPY	64,616	USD	65,394	2/2/2026	HUB	–	(778)	(778)
JPY	64,616	USD	65,258	2/2/2026	HUB	–	(642)	(642)
JPY	64,616	USD	65,258	2/2/2026	HUB	–	(642)	(642)
GBP	68,418	USD	68,607	2/3/2026	HUB	–	(189)	(189)
GBP	68,418	USD	68,611	2/3/2026	HUB	–	(193)	(193)
GBP	68,418	USD	68,713	2/3/2026	HUB	–	(295)	(295)
GBP	68,418	USD	68,733	2/3/2026	HUB	–	(315)	(315)
GBP	68,418	USD	68,756	2/3/2026	HUB	–	(338)	(338)
GBP	68,418	USD	68,812	2/3/2026	HUB	–	(394)	(394)
USD	57,437	NZD	60,210	2/3/2026	HUB	–	(2,773)	(2,773)
USD	63,777	JPY	64,617	2/3/2026	HUB	–	(840)	(840)
USD	72,341	CAD	73,443	2/3/2026	HUB	–	(1,102)	(1,102)
NZD	60,210	USD	57,738	2/3/2026	HUB	2,472	–	2,472
NZD	60,210	USD	57,773	2/3/2026	HUB	2,437	–	2,437
NZD	60,210	USD	58,116	2/3/2026	HUB	2,094	–	2,094
NZD	60,210	USD	60,446	2/3/2026	HUB	–	(236)	(236)
NZD	60,210	USD	60,467	2/3/2026	HUB	–	(257)	(257)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

Forward Foreign Currency Contracts Open on January 31, 2026 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NZD	60,210	USD	60,514	2/3/2026	HUB	$–	$(304)	$(304)
NZD	60,210	USD	60,557	2/3/2026	HUB	–	(347)	(347)
NZD	60,210	USD	60,616	2/3/2026	HUB	–	(406)	(406)
CAD	73,443	USD	72,416	2/3/2026	HUB	1,027	–	1,027
CAD	73,443	USD	73,068	2/3/2026	HUB	375	–	375
USD	115,634	NZD	120,420	2/3/2026	HUB	–	(4,786)	(4,786)
USD	128,835	JPY	129,232	2/3/2026	HUB	–	(397)	(397)
GBP	205,253	USD	206,310	2/3/2026	HUB	–	(1,057)	(1,057)
USD	173,302	NZD	180,630	2/3/2026	HUB	–	(7,328)	(7,328)
USD	193,027	JPY	193,849	2/3/2026	HUB	–	(822)	(822)
NZD	120,420	USD	115,863	2/3/2026	HUB	4,557	–	4,557
NZD	120,420	USD	116,399	2/3/2026	HUB	4,021	–	4,021
CAD	146,887	USD	145,526	2/3/2026	HUB	1,361	–	1,361
USD	230,444	NZD	240,840	2/3/2026	HUB	–	(10,396)	(10,396)
USD	252,334	JPY	258,465	2/3/2026	HUB	–	(6,131)	(6,131)
USD	256,554	JPY	258,465	2/3/2026	HUB	–	(1,911)	(1,911)
USD	258,377	JPY	258,465	2/3/2026	HUB	–	(88)	(88)
NZD	240,840	USD	233,267	2/3/2026	HUB	7,573	–	7,573
NZD	301,050	USD	288,800	2/3/2026	HUB	12,250	–	12,250
NZD	301,050	USD	289,727	2/3/2026	HUB	11,323	–	11,323
NZD	301,050	USD	289,761	2/3/2026	HUB	11,289	–	11,289
CAD	367,217	USD	363,392	2/3/2026	HUB	3,825	–	3,825
USD	506,175	CAD	514,104	2/3/2026	HUB	–	(7,929)	(7,929)
USD	576,457	JPY	581,545	2/3/2026	HUB	–	(5,088)	(5,088)
NZD	361,260	USD	349,572	2/3/2026	HUB	11,688	–	11,688
NZD	361,260	USD	351,619	2/3/2026	HUB	9,641	–	9,641
NZD	361,260	USD	362,820	2/3/2026	HUB	–	(1,560)	(1,560)
NZD	421,470	USD	425,196	2/3/2026	HUB	–	(3,726)	(3,726)
CAD	514,104	USD	511,252	2/3/2026	HUB	2,852	–	2,852
NZD	481,680	USD	468,395	2/3/2026	HUB	13,285	–	13,285
USD	863,984	CAD	881,321	2/3/2026	HUB	–	(17,337)	(17,337)
CAD	660,991	USD	654,127	2/3/2026	HUB	6,864	–	6,864
CAD	660,991	USD	656,453	2/3/2026	HUB	4,538	–	4,538
CAD	660,991	USD	657,651	2/3/2026	HUB	3,340	–	3,340
CAD	660,991	USD	658,651	2/3/2026	HUB	2,340	–	2,340
NZD	602,100	USD	583,425	2/3/2026	HUB	18,675	–	18,675
NZD	602,100	USD	590,445	2/3/2026	HUB	11,655	–	11,655
CAD	734,434	USD	732,565	2/3/2026	HUB	1,869	–	1,869
USD	1,050,250	NZD	1,091,380	2/3/2026	HUB	–	(41,130)	(41,130)
USD	1,081,606	CAD	1,101,651	2/3/2026	HUB	–	(20,045)	(20,045)
NZD	662,310	USD	663,213	2/3/2026	HUB	–	(903)	(903)
CAD	807,878	USD	799,313	2/3/2026	HUB	8,565	–	8,565
USD	1,152,321	CAD	1,175,095	2/3/2026	HUB	–	(22,774)	(22,774)
CAD	881,321	USD	870,416	2/3/2026	HUB	10,905	–	10,905
USD	1,225,688	CAD	1,248,538	2/3/2026	HUB	–	(22,850)	(22,850)
NZD	782,730	USD	774,596	2/3/2026	HUB	8,134	–	8,134
CAD	954,765	USD	945,955	2/3/2026	HUB	8,810	–	8,810
CAD	954,765	USD	951,846	2/3/2026	HUB	2,919	–	2,919
CAD	954,765	USD	951,893	2/3/2026	HUB	2,872	–	2,872
NZD	842,940	USD	836,105	2/3/2026	HUB	6,835	–	6,835
CAD	1,028,208	USD	1,013,202	2/3/2026	HUB	15,006	–	15,006
USD	1,400,526	NZD	1,455,173	2/3/2026	HUB	–	(54,647)	(54,647)
USD	1,442,320	CAD	1,468,868	2/3/2026	HUB	–	(26,548)	(26,548)
CAD	1,101,652	USD	1,090,717	2/3/2026	HUB	10,935	–	10,935
CAD	1,395,425	USD	1,382,763	2/3/2026	HUB	12,662	–	12,662
USD	2,082,663	JPY	2,078,782	2/3/2026	HUB	3,881	–	3,881
CAD	1,542,312	USD	1,529,468	2/3/2026	HUB	12,844	–	12,844

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

Forward Foreign Currency Contracts Open on January 31, 2026 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	2,307,261	CAD	2,341,314	2/3/2026	HUB	$–	$(34,053)	$(34,053)
CAD	1,762,643	USD	1,747,597	2/3/2026	HUB	15,046	–	15,046
CAD	1,836,086	USD	1,841,256	2/3/2026	HUB	–	(5,170)	(5,170)
CAD	1,909,529	USD	1,923,571	2/3/2026	HUB	–	(14,042)	(14,042)
USD	2,602,592	JPY	2,598,477	2/3/2026	HUB	4,115	–	4,115
CAD	1,982,973	USD	1,996,112	2/3/2026	HUB	–	(13,139)	(13,139)
CAD	2,129,860	USD	2,113,018	2/3/2026	HUB	16,842	–	16,842
USD	3,122,434	JPY	3,118,173	2/3/2026	HUB	4,261	–	4,261
USD	3,343,063	NZD	3,474,447	2/3/2026	HUB	–	(131,384)	(131,384)
USD	3,643,919	JPY	3,637,868	2/3/2026	HUB	6,051	–	6,051
USD	4,664,186	JPY	4,656,130	2/3/2026	HUB	8,056	–	8,056
USD	6,374,075	CAD	6,468,730	2/3/2026	HUB	–	(94,655)	(94,655)
USD	8,832,068	CAD	8,963,263	2/3/2026	HUB	–	(131,195)	(131,195)
JPY	64,616	USD	64,758	2/3/2026	HUB	–	(142)	(142)
JPY	64,616	USD	64,873	2/3/2026	HUB	–	(257)	(257)
JPY	129,232	USD	126,683	2/3/2026	HUB	2,549	–	2,549
JPY	129,232	USD	127,149	2/3/2026	HUB	2,083	–	2,083
JPY	258,465	USD	256,033	2/3/2026	HUB	2,432	–	2,432
JPY	775,394	USD	772,765	2/3/2026	HUB	2,629	–	2,629
JPY	840,010	USD	841,352	2/3/2026	HUB	–	(1,342)	(1,342)
JPY	1,292,324	USD	1,310,466	2/3/2026	HUB	–	(18,142)	(18,142)
JPY	1,356,940	USD	1,365,330	2/3/2026	HUB	–	(8,390)	(8,390)
JPY	1,356,940	USD	1,369,327	2/3/2026	HUB	–	(12,387)	(12,387)
JPY	1,615,404	USD	1,584,643	2/3/2026	HUB	30,761	–	30,761
EUR	450,623	USD	442,533	2/12/2026	HUB	8,090	–	8,090
USD	400,924	GBP	407,763	2/12/2026	HUB	–	(6,839)	(6,839)
USD	933,684	EUR	949,154	2/12/2026	HUB	–	(15,470)	(15,470)
USD	67,527	AUD	69,633	2/17/2026	HUB	–	(2,106)	(2,106)
AUD	69,633	USD	66,047	2/17/2026	HUB	3,586	–	3,586
AUD	69,633	USD	66,388	2/17/2026	HUB	3,245	–	3,245
AUD	69,633	USD	66,834	2/17/2026	HUB	2,799	–	2,799
AUD	139,267	USD	133,522	2/17/2026	HUB	5,745	–	5,745
AUD	208,900	USD	198,358	2/17/2026	HUB	10,542	–	10,542
AUD	278,534	USD	268,245	2/17/2026	HUB	10,289	–	10,289
AUD	278,534	USD	268,284	2/17/2026	HUB	10,250	–	10,250
AUD	348,167	USD	335,083	2/17/2026	HUB	13,084	–	13,084
AUD	348,167	USD	340,182	2/17/2026	HUB	7,985	–	7,985
AUD	417,801	USD	400,629	2/17/2026	HUB	17,172	–	17,172
AUD	417,801	USD	401,380	2/17/2026	HUB	16,421	–	16,421
AUD	417,801	USD	402,225	2/17/2026	HUB	15,576	–	15,576
USD	624,938	AUD	639,869	2/17/2026	HUB	–	(14,931)	(14,931)
AUD	463,174	USD	441,865	2/17/2026	HUB	21,309	–	21,309
AUD	487,434	USD	471,288	2/17/2026	HUB	16,146	–	16,146
AUD	696,334	USD	670,788	2/17/2026	HUB	25,546	–	25,546
AUD	696,334	USD	673,858	2/17/2026	HUB	22,476	–	22,476
AUD	765,968	USD	727,874	2/17/2026	HUB	38,094	–	38,094
AUD	765,968	USD	730,180	2/17/2026	HUB	35,788	–	35,788
AUD	835,601	USD	806,001	2/17/2026	HUB	29,600	–	29,600
USD	1,201,693	AUD	1,230,912	2/17/2026	HUB	–	(29,219)	(29,219)
USD	1,248,561	AUD	1,276,853	2/17/2026	HUB	–	(28,292)	(28,292)
USD	1,280,288	AUD	1,310,760	2/17/2026	HUB	–	(30,472)	(30,472)
USD	1,563,777	AUD	1,600,387	2/17/2026	HUB	–	(36,610)	(36,610)
AUD	1,114,135	USD	1,063,630	2/17/2026	HUB	50,505	–	50,505
AUD	1,114,135	USD	1,067,335	2/17/2026	HUB	46,800	–	46,800
USD	1,782,821	AUD	1,824,076	2/17/2026	HUB	–	(41,255)	(41,255)
USD	1,806,961	AUD	1,880,102	2/17/2026	HUB	–	(73,141)	(73,141)
USD	2,162,891	AUD	2,215,641	2/17/2026	HUB	–	(52,750)	(52,750)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

Forward Foreign Currency Contracts Open on January 31, 2026 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	2,163,527	AUD	2,215,641	2/17/2026	HUB	$–	$(52,114)	$(52,114)
AUD	1,601,569	USD	1,545,991	2/17/2026	HUB	55,578	–	55,578
USD	2,347,782	AUD	2,403,061	2/17/2026	HUB	–	(55,279)	(55,279)
USD	2,561,029	AUD	2,621,522	2/17/2026	HUB	–	(60,493)	(60,493)
AUD	3,769,523	USD	3,597,398	2/17/2026	HUB	172,125	–	172,125
AUD	3,914,414	USD	3,734,492	2/17/2026	HUB	179,922	–	179,922
USD	67,082	GBP	68,417	2/18/2026	HUB	–	(1,335)	(1,335)
GBP	136,833	USD	134,550	2/18/2026	HUB	2,283	–	2,283
USD	134,402	GBP	136,832	2/18/2026	HUB	–	(2,430)	(2,430)
GBP	205,249	USD	200,487	2/18/2026	HUB	4,762	–	4,762
GBP	273,665	USD	268,841	2/18/2026	HUB	4,824	–	4,824
GBP	273,665	USD	275,937	2/18/2026	HUB	–	(2,272)	(2,272)
USD	206,526	GBP	205,249	2/18/2026	HUB	1,277	–	1,277
GBP	410,498	USD	402,796	2/18/2026	HUB	7,702	–	7,702
GBP	478,914	USD	469,506	2/18/2026	HUB	9,408	–	9,408
GBP	478,914	USD	474,331	2/18/2026	HUB	4,583	–	4,583
GBP	615,747	USD	601,669	2/18/2026	HUB	14,078	–	14,078
GBP	615,747	USD	607,259	2/18/2026	HUB	8,488	–	8,488
GBP	684,163	USD	691,353	2/18/2026	HUB	–	(7,190)	(7,190)
GBP	752,579	USD	740,028	2/18/2026	HUB	12,551	–	12,551
GBP	820,996	USD	809,461	2/18/2026	HUB	11,535	–	11,535
GBP	1,026,244	USD	999,852	2/18/2026	HUB	26,392	–	26,392
GBP	1,026,244	USD	1,012,803	2/18/2026	HUB	13,441	–	13,441
GBP	1,026,244	USD	1,013,561	2/18/2026	HUB	12,683	–	12,683
USD	1,272,154	GBP	1,299,909	2/18/2026	HUB	–	(27,755)	(27,755)
GBP	2,189,322	USD	2,157,980	2/18/2026	HUB	31,342	–	31,342
GBP	3,420,815	USD	3,343,559	2/18/2026	HUB	77,256	–	77,256
AUD	69,619	USD	69,991	4/14/2026	HUB	–	(372)	(372)
AUD	278,478	USD	273,757	4/14/2026	HUB	4,721	–	4,721
USD	769,379	AUD	765,814	4/14/2026	HUB	3,565	–	3,565
AUD	639,740	USD	624,837	4/14/2026	HUB	14,903	–	14,903
AUD	1,230,665	USD	1,201,504	4/14/2026	HUB	29,161	–	29,161
AUD	1,276,597	USD	1,248,362	4/14/2026	HUB	28,235	–	28,235
AUD	1,310,498	USD	1,280,083	4/14/2026	HUB	30,415	–	30,415
AUD	1,600,066	USD	1,563,526	4/14/2026	HUB	36,540	–	36,540
AUD	1,823,711	USD	1,782,538	4/14/2026	HUB	41,173	–	41,173
AUD	2,215,197	USD	2,162,554	4/14/2026	HUB	52,643	–	52,643
AUD	2,215,197	USD	2,163,181	4/14/2026	HUB	52,016	–	52,016
AUD	2,402,580	USD	2,347,403	4/14/2026	HUB	55,177	–	55,177
AUD	2,620,995	USD	2,560,617	4/14/2026	HUB	60,378	–	60,378
CHF	129,358	USD	130,153	2/2/2026	NWM	–	(795)	(795)
USD	130,205	CHF	129,358	2/2/2026	NWM	847	–	847
CHF	129,358	USD	130,219	2/3/2026	NWM	–	(861)	(861)
CHF	129,371	USD	126,352	2/4/2026	NWM	3,019	–	3,019
CHF	129,371	USD	126,442	2/4/2026	NWM	2,929	–	2,929
CHF	129,371	USD	127,023	2/4/2026	NWM	2,348	–	2,348
CHF	129,371	USD	127,149	2/4/2026	NWM	2,222	–	2,222
CHF	129,371	USD	127,184	2/4/2026	NWM	2,187	–	2,187
CHF	129,371	USD	128,580	2/4/2026	NWM	791	–	791
CHF	129,371	USD	130,232	2/4/2026	NWM	–	(861)	(861)
USD	125,060	CHF	129,372	2/4/2026	NWM	–	(4,312)	(4,312)
USD	125,111	CHF	129,372	2/4/2026	NWM	–	(4,261)	(4,261)
USD	125,276	CHF	129,371	2/4/2026	NWM	–	(4,095)	(4,095)
USD	125,646	CHF	129,371	2/4/2026	NWM	–	(3,725)	(3,725)
CHF	258,743	USD	254,648	2/4/2026	NWM	4,095	–	4,095
CHF	258,743	USD	254,941	2/4/2026	NWM	3,802	–	3,802
CHF	258,743	USD	260,900	2/4/2026	NWM	–	(2,157)	(2,157)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

Forward Foreign Currency Contracts Open on January 31, 2026 (continued):

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CHF	258,743	USD	261,447	2/4/2026	NWM	$–	$(2,704)	$(2,704)
USD	249,648	CHF	258,743	2/4/2026	NWM	–	(9,095)	(9,095)
USD	251,632	CHF	258,743	2/4/2026	NWM	–	(7,111)	(7,111)
CHF	517,486	USD	514,995	2/4/2026	NWM	2,491	–	2,491
USD	759,090	CHF	776,229	2/4/2026	NWM	–	(17,139)	(17,139)

						$2,079,552	$(1,483,658)	$595,894

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
BNP	BNP Paribas NA
HUB	HSBC Bank PLC
NWM	NatWest Markets PLC

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

Index Abbreviations:
DAX	Deutsche Boerse AG German Stock Index.
EURO STOXX 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
NASDAQ	National Association of Securities Dealers Automated Quotations.
Russell 2000	U.S. Small-Cap Stock Market Index.
S&P 500	Standard & Poor’s 500 Index - U.S. Equity Large-Cap Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
CBOT	Chicago Board of Trade.
CME	Chicago Mercantile Exchange.
Eurex	European Derivatives Exchange.
ICE	Intercontinental Exchange.
NYMEX	New York Mercantile Exchange.
TSE	Tokyo Stock Exchange.

Other Abbreviations:
BOBL	Medium term debt that is issued by the Federal Republic of Germany.
BUND	German Federal Government Bond.
COMEX	The Commodity Exchange Inc.
Gilt	Bank of England Bonds.

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2026

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2026, the investments were classified as described below:

AHL Trend ETF Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$–	$42,970,198	$–	$42,970,198

Total Investments in Securities – Assets	$–	$42,970,198	$–	$42,970,198

Financial Derivative Instruments – Assets
Futures Contracts	$2,329,047	$–	$–	$2,329,047
Forward Foreign Currency Contracts	–	2,079,552	–	2,079,552

Total Financial Derivative Instruments – Assets	$2,329,047	$2,079,552	$–	$4,408,599

Financial Derivative Instruments – Liabilities
Futures Contracts	$(565,659)	$–	$–	$(565,659)
Forward Foreign Currency Contracts	–	(1,483,658)	–	(1,483,658)

Total Financial Derivative Instruments – Liabilities	$(565,659)	$(1,483,658)	$–	$(2,049,317)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2026, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Schedule of Investments

January 31, 2026

	Shares	Fair Value

Australia - 3.7% (Cost $11,534,652)

Foreign Common Stocks - 3.7%
Anglogold Ashanti PLC	195,193	$18,127,574

Canada - 26.3%

Foreign Common Stocks - 26.3%
Almonty Industries, Inc.A	186,501	2,105,596
Capstone Copper Corp.A	1,107,920	12,278,128
Equinox Gold Corp.A	1,309,121	18,728,511
Hudbay Minerals, Inc.	880,002	20,842,408
Kinross Gold Corp.	580,495	18,320,422
Methanex Corp.	296,001	14,125,168
Neo Performance Materials, Inc.	155,794	2,192,203
NexGen Energy Ltd.A	469,455	5,901,049
Pan American Silver Corp.	180,575	9,859,395
Teck Resources Ltd., Class B	380,554	20,458,583
Tourmaline Oil Corp.	72,258	3,419,605

Total Foreign Common Stocks		128,231,068

Total Canada (Cost $90,283,317)		128,231,068

China - 1.9%

Foreign Common Stocks - 1.9%
Contemporary Amperex Technology Co. Ltd., Class H	92,300	5,801,167
GCL Technology Holdings Ltd.A	24,530,000	3,391,201

Total Foreign Common Stocks		9,192,368

Total China (Cost $10,341,625)		9,192,368

Germany - 4.4%

Foreign Common Stocks - 4.4%
BASF SE	199,861	10,888,160
Siemens Energy AGA	61,233	10,491,802

Total Foreign Common Stocks		21,379,962

Total Germany (Cost $16,269,924)		21,379,962

Luxembourg - 3.0% (Cost $10,846,555)

Foreign Common Stocks - 3.0%
ArcelorMittal SA	274,184	14,797,711

Norway - 3.4%

Foreign Common Stocks - 3.4%
Norsk Hydro ASA	762,218	6,831,905
Seadrill Ltd.A	255,656	9,837,643

Total Foreign Common Stocks		16,669,548

Total Norway (Cost $14,314,186)		16,669,548

Republic of Korea - 1.1% (Cost $5,367,937)

Foreign Common Stocks - 1.1%
LG Energy Solution Ltd.A	18,882	5,220,950

South Africa - 1.1% (Cost $3,685,631)

Foreign Common Stocks - 1.1%
Anglo American PLC	109,718	5,116,521

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Schedule of Investments

January 31, 2026

	Shares	Fair Value

United States - 49.7%

Common Stocks - 49.7%
Alcoa Corp.	130,690	$$7,424,499
Andersons, Inc.	100,161	6,208,980
Antero Resources Corp.A	398,152	14,480,788
Archer-Daniels-Midland Co.	60,397	4,065,322
Bloom Energy Corp., Class AA	58,151	8,802,317
Builders FirstSource, Inc.A	63,074	7,215,666
Bunge Global SA	134,770	15,347,608
Cleveland-Cliffs, Inc.A	448,695	6,174,043
Coeur Mining, Inc.A	562,053	11,488,363
Darling Ingredients, Inc.A	260,066	11,874,613
Diamondback Energy, Inc.	40,065	6,568,657
Dow, Inc.	215,194	5,928,595
DT Midstream, Inc.	55,303	6,969,284
EQT Corp.	196,508	11,344,407
Expand Energy Corp.	92,179	10,361,841
First Solar, Inc.A	35,677	8,045,877
Hecla Mining Co.	476,585	10,732,694
Kinetik Holdings, Inc.	125,149	5,119,846
Louisiana-Pacific Corp.	78,966	6,612,613
National Energy Services Reunited Corp.A	238,041	4,684,647
Nextpower, Inc., Class AA	42,482	4,974,217
Nucor Corp.	38,905	6,914,197
Permian Resources Corp.	495,312	7,989,382
Primoris Services Corp.	52,504	7,783,718
Range Resources Corp.	455,668	17,247,034
Smurfit WestRock PLC	254,682	10,602,412
Steel Dynamics, Inc.	45,903	8,242,802
Targa Resources Corp.	32,506	6,533,056
U.S. Antimony Corp.A	377,134	2,764,392

Total Common Stocks		242,501,870

Total United States (Cost $199,005,814)		242,501,870

Zambia - 2.3% (Cost $7,211,496)

Foreign Common Stocks - 2.3%
First Quantum Minerals Ltd.A	389,807	11,018,743

TOTAL INVESTMENTS - 96.9% (Cost $368,861,137)		472,256,315
OTHER ASSETS, NET OF LIABILITIES - 3.1%		15,280,526

TOTAL NET ASSETS - 100.0%		$487,536,841

Percentages are stated as a percent of net assets.

A Non-income producing security.

PLC - Public Limited Company.

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Schedule of Investments

January 31, 2026

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2026, the investments were classified as described below:

GLG Natural Resources ETF Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$18,127,574	$–	$–	$18,127,574
Canada	128,231,068	–	–	128,231,068
China	9,192,368	–	–	9,192,368
Germany	21,379,962	–	–	21,379,962
Luxembourg	14,797,711	–	–	14,797,711
Norway	16,669,548	–	–	16,669,548
Republic of Korea	5,220,950	–	–	5,220,950
South Africa	5,116,521	–	–	5,116,521
Zambia	11,018,743	–	–	11,018,743
Common Stocks
United States	242,501,870	–	–	242,501,870

Total Investments in Securities - Assets	$472,256,315	$–	$–	$472,256,315

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2026, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Schedule of Investments

January 31, 2026

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 97.9%

U.S. Treasury Inflation-Indexed Notes,
0.125%, Due 4/15/2026A	$1,320,715	$1,319,748
0.125%, Due 7/15/2026A	1,301,889	1,304,968
0.125%, Due 10/15/2026A	1,304,754	1,303,700
0.375%, Due 1/15/2027A	1,207,477	1,202,203
0.125%, Due 4/15/2027A	1,383,062	1,368,911
0.375%, Due 7/15/2027A B	1,388,610	1,384,211
1.625%, Due 10/15/2027A	1,280,167	1,300,186
0.500%, Due 1/15/2028A	1,051,208	1,042,514

		10,226,441

Total U.S. Treasury Obligations (Cost $10,176,521)		10,226,441

	Shares

SHORT-TERM INVESTMENTS - 1.3% (Cost $138,915)

Investment Companies - 1.3%
American Beacon U.S. Government Money Market Select Fund, 3.58%C D	138,915	138,915

TOTAL INVESTMENTS - 99.2% (Cost $10,315,436)		10,365,356
SWAPTIONS CONTRACTS - 0.1% (Premiums paid $254,400)		9,887
OTHER ASSETS, NET OF LIABILITIES - 0.7%		75,921

TOTAL NET ASSETS - 100.0%		$10,451,164

Percentages are stated as a percent of net assets.

A Inflation-Indexed Note.

B This security or a piece thereof is held as segregated collateral. At period end, the value of these securities amounted to $1,384,211 or 13.2% of net assets.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

Swaptions Contracts Outstanding on January 31, 2026:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000’s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - 2-Year Interest Rate Swap	BOA	1 day USD SOFR	Receive	5.22	1/13/2027	12,000	$146,400	$5,650	$(140,750)
Put - 2-Year Interest Rate Swap	JPM	1 day USD SOFR	Receive	5.22	1/13/2027	9,000	108,000	4,237	(103,763)

							$254,400	$9,887	$(244,513)

Centrally Cleared Swap Agreements Outstanding on January 31, 2026:

Inflation Swap

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	U.S. CPI Urban Consumers NSA	2.42	1/16/2031	USD	10,500	$–	$29,936	$29,936

						$–	$29,936	$29,936

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Schedule of Investments

January 31, 2026

Glossary:

Counterparty Abbreviations:
BOA	Bank of America
JPM	JPMorgan Chase Bank, N.A.

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
SOFR	Secured Overnight Financing Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2026, the investments were classified as described below:

Ionic Inflation Protection ETF Fund	Level 1	Level 2	Level 3	Total
Assets
U.S. Treasury Obligations	$–	$10,226,441	$–	$10,226,441
Short-Term Investments	138,915	–	–	138,915

Total Investments in Securities - Assets	$138,915	$10,226,441	$–	$10,365,356

Financial Derivative Instruments - Assets
Swaptions Contracts	$–	$9,887	$–	$9,887
Swap Contract Agreements	–	29,936	–	29,936

Total Financial Derivative Instruments-Assets	$–	$39,823	$–	$39,823

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2026, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Select FundsSM

Statements of Assets and Liabilities

January 31, 2026

	AHL Trend ETFA	GLG Natural Resources ETF	Ionic Inflation Protection ETF
Assets:
Investments in unaffiliated securities, at fair value†	$42,970,198	$472,256,315	$10,226,441
Investments in affiliated securities, at fair value‡	-	-	138,915
Swaptions contracts outstanding (premiums paid $0, $0, and $254,400, respectively)	-	-	9,887
Cash	3,662,926	15,222,710	-
Cash collateral held at broker	-	-	41,197
Cash collateral held at custodian for the benefit of the broker	120,000	-	249
Dividends and interest receivable	-	50,749	10,716
Deposits with broker for futures contracts	1,902,155	-	-
Receivable for investments sold	-	235,146	-
Receivable for tax reclaims	-	43,556	-
Unrealized appreciation from forward foreign currency contracts	2,079,552	-	-
Receivable for variation margin on open futures contracts (Note 5)	1,765,035	-	-
Receivable for variation margin on open centrally cleared swap agreements (Note 5)	-	-	29,936

Total assets	52,499,866	487,808,476	10,457,341

Liabilities:
Payable for investments purchased	786,595	-	-
Payable for foreign currency deposits with broker for futures contracts, at fair value¤	126,264	-	-
Payable for expense recoupment (Note 2)	40,019	-	-
Management fees payable (Note 2)	42,007	271,635	6,177
Unrealized depreciation from forward foreign currency contracts	1,483,658	-	-

Total liabilities	2,478,543	271,635	6,177

Commitments and contingent liabilities (Note 1 and Note 2)

Net assets	$50,021,323	$487,536,841	$10,451,164

Analysis of net assets:
Paid-in-capital	$40,603,036	$395,770,993	$10,970,592
Total distributable earnings (deficits)B	9,418,287	91,765,848	(519,428)

Net assets	$50,021,323	$487,536,841	$10,451,164

Shares outstanding at no par value (unlimited shares authorized)	1,775,001	9,950,001	550,000
Net assets	$50,021,323	$487,536,841	$10,451,164
Net asset value, offering and redemption price per share	$28.18	$49.00	$19.00
† Cost of investments in unaffiliated securities	$42,970,131	$368,861,137	$10,176,521
‡ Cost of investments in affiliated securities	$-	$-	$138,915
¤ Cost of foreign currency deposits with broker for futures contracts	$(140,037)	$-	$-

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

B The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Select FundsSM

Statements of Operations

For the period ended January 31, 2026

	AHL Trend ETFA	GLG Natural Resources ETF	Ionic Inflation Protection ETF
			Period from 5/1/2025 through 1/31/2026#	Year Ended 4/30/2025#
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$-	$3,349,327	$-	$315
Dividend income from affiliated securities (Note 2)	-	-	2,208	289
Interest income	1,829,704	-	271,462	611,421
Non-cash dividends	-	376,450	-	-
Other income	-	220	-	-

Total investment income	1,829,704	3,725,997	273,670	612,025

Expenses:
Management fees (Note 2)	462,461	1,653,014	55,129	88,214
Prime broker fees	2,667	-	-	-

Total expenses	465,128	1,653,014	55,129	88,214

Net investment income	1,364,576	2,072,983	218,541	523,811

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(41,747)	24,555,716	301	24,199
Redemption in kind	-	-	-	(10,792)
Swaptions contracts	-	-	-	58,400
Foreign currency transactions	52,912	79,364	-	-
Forward foreign currency contracts	(1,324,544)	-	-	-
Futures contracts	8,545,195	-	-	-
Swap agreements	-	-	(51,698)	143,722
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(2,480)	96,121,902	(35,832)	132,045
Foreign currency transactions	25,537	1,459	-	-
Forward foreign currency contracts	(840,857)	-	-	-
Futures contracts	885,983	-	-	-
Swap agreements	-	-	57,892	(208,739)
Swaptions contracts	-	-	(95,071)	(395,967)

Net gain (loss) from investments	7,299,999	120,758,441	(124,408)	(257,132)

Net increase in net assets resulting from operations	$8,664,575	$122,831,424	$94,133	$266,679

† Foreign taxes	$-	$124,872	$-	$-

# Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.
A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Select FundsSM

Statements of Changes in Net Assets

	AHL Trend ETFA		GLG Natural Resources ETF
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2026	February 5, 2024B to January 31, 2025
Increase in net assets:
Operations:
Net investment income	$1,364,576	$1,466,560	$2,072,983	$409,034
Net realized gain from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	7,231,816	485,476	24,635,080	1,796,536
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	68,183	1,681,286	96,123,361	7,273,276

Net increase in net assets resulting from operations	8,664,575	3,633,322	122,831,424	9,478,846

Distributions to shareholders:
Total retained earnings	(861,053)	-	(3,135,013)	(449,090)

Net distributions to shareholders	(861,053)	-	(3,135,013)	(449,090)

Capital share transactions (Note 10):
Proceeds from sales of shares	8,605,926	15,528,190	339,716,207	123,406,872
Reinvestment of dividends and distributions	-	-	-	-
Cost of shares redeemed	(14,607,335)	(4,125,214)	(77,154,244)	(27,158,186)

Net increase (decrease) in net assets from capital share transactions	(6,001,409)	11,402,976	262,561,963	96,248,686

Net increase in net assets	1,802,113	15,036,298	382,258,374	105,278,442

Net assets:
Beginning of period	48,219,210	33,182,912	105,278,467	25	C

End of period	$50,021,323	$48,219,210	$487,536,841	$105,278,467

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Commencement of operations.
C Seed capital.

See accompanying notes

American Beacon Select FundsSM

Statements of Changes in Net Assets

	Ionic Inflation Protection ETF
	Period from May 1, 2025 through January 31, 2026#	Year Ended April 30, 2025
Increase (decrease) in net assets:
Operations:
Net investment income	$218,541	$523,811
Net realized gain (loss) from investments in unaffiliated securities, redemption in kind, swaptions contracts and swap agreements	(51,397)	215,529
Change in net unrealized (depreciation) of investments in unaffiliated securities, swap agreements, and swaptions contracts	(73,011)	(472,661)

Net increase in net assets resulting from operations	94,133	266,679

Distributions to shareholders:
Total retained earnings	(336,648)	(698,406)
Tax return of capital	(12,820)	-

Net distributions to shareholders	(349,468)	(698,406)

Capital share transactions (Note 10):
Proceeds from sales of shares	482,182	-
Reinvestment of dividends and distributions	-	-
Cost of shares redeemed	-	(3,852,330)
ETF transaction fees (Note 6):	-	3,819

Net increase (decrease) in net assets from capital share transactions	482,182	(3,848,511)

Net increase (decrease) in net assets	226,847	(4,280,238)

Net assets:
Beginning of period	10,224,317	14,504,555

End of period	$10,451,164	$10,224,317

# Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

1. Organization and Significant Accounting Policies

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. American Beacon AHL Trend ETF and American Beacon Ionic Inflation Protection ETF are non-diversified, and American Beacon GLG Natural Resources ETF is diversified, as defined by the Act. As of January 31, 2026, the Trust consists of four active series, three of which are presented in this filing: American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF, and American Beacon Ionic Inflation Protection ETF (collectively, the “Funds” and each individually a “Fund”). The remaining active series is reported in a separate filing.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Change in Fiscal Year-End

On November 19, 2024, the Board approved a change in the fiscal year-end of the Ionic Inflation Protection ETF from an April 30 fiscal year-end to January 31. The first full cycle of the fiscal year reporting will begin February 1, 2026. As a result of the change, the Fund will have a January 31 fiscal transition period, and this Annual Financial Statements Report covers the partial fiscal period from May 1, 2025 through January 31, 2026.

Recently Adopted Accounting Pronouncements

In this reporting period, the Funds adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. This standard’s purpose is to enhance the transparency and usefulness of income tax disclosures and provide more information about an entity’s exposure to potential changes in tax laws. The ASU is effective for annual periods beginning after December 15, 2024. For the current year, Management has analyzed each Fund’s income taxes paid and has determined no additional disclosures are required.

Consolidation of Subsidiaries

The AHL Trend ETF is consolidated to include the accounts of the American Beacon Cayman Trend Company, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”) of the AHL Trend ETF. All intercompany accounts and transactions have been eliminated in consolidation for the AHL Trend ETF.

For Federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The Subsidiary has a fiscal year end of January 31st for financial statement consolidation purposes and tax purposes.

The Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The AHL Trend

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

ETF expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at January 31, 2026	% of Total Assets of the Fund at January 31, 2026
American Beacon Cayman Trend Company, Ltd.	August 30, 2023	$10,042,016	19.13%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The AHL Trend ETF is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the American Beacon Select Funds acts as the Funds’ CODM. The Funds represent a single operating segment, as the CODM monitors the operating results of the Funds as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of the Funds’ portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Funds’ comparative benchmarks and to make resource allocation decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying statements of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statements of operations.

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The AHL Trend ETF distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The GLG Natural Resources ETF distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a quarterly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Ionic Inflation Protection ETF distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Creation and Redemption Transactions

The Funds are exchange-traded funds. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with a Fund. Shares of a Fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from a Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Funds. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, a Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares of a Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of a Fund through a broker-dealer.

Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Recent information regarding the Funds, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Funds’ website at americanbeaconfunds.com/products/exchange-traded-funds/.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

Distribution

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Funds’ distributor. The Distributor distributes Creation Units for the Funds on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

Under each Fund’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all the expenses of each Fund except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolios holdings, securities lending fees, expenses associated with securities sold short, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), costs of holding shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses. For any Excluded Expenses that may be charged to the Fund, expenses directly charged or attributable to a Fund will be paid from the assets of a Fund, and expenses of the Trust will be allocated among and charged to the assets of the series of a Trust on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the series of the Trust or nature of the services performed and relative applicability to a fund.

Each Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

AHL Trend ETF

All assets	0.95%

GLG Natural Resources ETF

All assets	0.75%

Ionic Inflation Protection ETF

All assets	0.70%

The Management Fees paid by the Funds for the year ended January 31, 2026 were as follows:

AHL Trend ETF

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.95%	$462,461

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

GLG Natural Resources ETF

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.75%	$1,653,014

Ionic Inflation Protection ETF

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.70%	$55,129

Distribution Plans

A Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the Funds. Under the Distribution Plan, the Funds are authorized to pay an annualized fee of up to 0.25% of the average daily net assets of the Fund to the Manager, the Funds’ distributor or any other entity approved by the Board as compensation for sale of shares and/or providing services to shareholders. No distribution fees are currently charged to the Funds and there currently are no plans to impose those fees. The Distribution Plan was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Funds. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Funds regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Funds. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Funds.

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with a January 31, 2026 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	January 31, 2026 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	January 31, 2026 Fair Value
U.S. Government Money Market Select	Direct	Ionic Inflation Protection ETF	$138,915	$-	$-	$2,208	$138,915

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2026, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Ionic Inflation Protection ETF	$55

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2026, the Funds did not utilize the credit facility.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $165,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For his service as Board Chair, Mr. Doug Lingren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit and Compliance Committee and Investment Committee meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

Each Fund’s net asset value (“NAV”) per share is computed by adding total assets, subtracting all each Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from a Fund’s market price. Investors that purchase and sell a Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV of each Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the Funds to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Fixed Income Investments

The Funds exposure to fixed-income instruments may include:

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

•

U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

•

U.S. Treasury Securities. U.S. Treasury bills have initial maturities of one year or less. U.S. Treasury notes have initial maturities of one to ten years. U.S. Treasury securities that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate.

•

Treasury Inflation-Protected Securities (“TIPS”). TIPS are marketable securities whose principal is adjusted based on changes in the Consumer Price Index for All Urban Consumers (the “CPI-U”). The relationship between TIPS and the CPI-U affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-U-adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-U-adjusted principal, interest payments can vary in amount from one period to the next. If the rate of inflation increases, the interest payment increases. If the rate of inflation decreases, the interest payment decreases. The Fund may invest directly in TIPS or indirectly through ETFs.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

•

Zero Coupon Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of other portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a “regulated investment company” under the Internal Revenue Code.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, a Fund’s investment in such securities could have the effect of reducing a Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing each Fund’s NAV.

Restricted securities outstanding during the year ended January 31, 2026 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies. The Funds may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in government money market funds rather than purchasing individual short-term investments. If the Funds invest in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Funds invest in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount a Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

U.S. Government Securities

U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of the commodities, securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Non-Deliverable Forward (“NDF”) is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended January 31, 2026, the AHL Trend ETF entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each month end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended January 31, 2026
Fund	Purchased Contracts	Sold Contracts
AHL Trend ETF	$54,371,727	$57,417,003

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended January 31, 2026, the AHL Trend ETF entered into futures contracts primarily for investing and/or hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each month end.

Average Futures Contracts Outstanding
Fund	Year Ended January 31, 2026
AHL Trend ETF	$831

Options and Swaptions Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a ‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

A swaption is an option on a swap agreement that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. The Ionic Inflation Protection ETF expects to focus on so called “payer swaptions”, which give the owner (the Fund) the right to pay fixed-rate payments and, in exchange, receive floating rate payments.

During the year ended January 31, 2026, the Ionic Inflation Protection ETF purchased/sold swaptions primarily for return enhancement.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at year end.

Average Option and Swaption Notional Amounts Outstanding Year Ended January 31, 2026
Fund	Purchased Contracts	Written Contracts
Ionic Inflation Protection ETF	$21,000,000	$–

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

Swap Agreements

A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The Fund may be required to pledge collateral to secure its obligations under a swap.

Inflation Swaps

The Ionic Inflation Protection ETF Fund will primarily enter into inflation swaps that reference the CPI-U. For these inflation swaps, one party agrees to pay to the other party the percentage increase in CPI-U during the term of the swap, while the other party agrees to pay back a fixed rate. This means the inflation swaps held by the Fund will typically increase in value if inflation increases. Likewise, inflation swaps held by the Fund will typically decrease in value if inflation decreases. The Sub-Advisor will primarily focus on 5-year, zero-coupon inflation swaps tied to the level of CPI-U that are designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in those swaps.

During the year ended January 31, 2026, the Ionic Inflation Protection ETF entered into inflation swaps primarily for return enhancement.

The Fund’s inflation swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average monthly volume of

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inflation swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each month end.

Average Inflation Swap Notional Amounts Outstanding
Fund	Year Ended January 31, 2026
Ionic Inflation Protection ETF	$10,500,000

Interest Rate Swap Agreements

The Ionic Inflation Protection ETF will generally enter into interest rate swaps that exchange fixed-rate payments for floating-rate payments, with interest paid at fixed intervals (e.g., quarterly) or only on the expiration date. Further, the Fund will generally enter into interest rate swaps only when the Sub-Advisor seeks to hedge the Fund’s swaption exposure.

Like inflation swaps, interest rate swaps are derivative instruments that trade over-the-counter. The Fund’s interest rate swaps will be tied to the level of U.S. interest rates. This means that swaps held by the Fund will typically increase in value if interest rates rise, and decrease in value if interest rates fall.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Trend ETF

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2026:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Inflation contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$2,079,552	$–	$–	$–	$–	$2,079,552
Receivable for variation margin from open futures contracts(2)	–	–	1,379,361	–	4,257	945,429	2,329,047

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Inflation contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(1,483,658)	$–	$–	$–	$–	$(1,483,658)
Payable for variation margin from open futures contracts(2)	–	–	(191,541)	–	(326,453)	(47,665)	(565,659)

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January 31, 2026

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2026:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Inflation contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(1,324,544)	$–	$–	$–	$–	$(1,324,544)
Futures contracts	–	–	9,393,243	–	(3,462,835)	2,614,787	8,545,195

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Inflation contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(840,857)	$–	$–	$–	$–	$(840,857)
Futures contracts	–	–	1,191,975	–	(539,946)	233,954	885,983

Ionic Inflation Protection ETF

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2026:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Inflation contracts	Interest rate contracts	Equity contracts	Total
Swaptions contracts outstanding	$–	$–	$–	$–	$9,887	$–	$9,887
Unrealized appreciation from swap agreements	–	–	–	29,936	–	–	29,936

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2026:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Inflation contracts	Interest rate contracts	Equity contracts	Total
Swap agreements	$–	$–	$–	$(51,698)	$–	$–	$(51,698)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Inflation contracts	Interest rate contracts	Equity contracts	Total
Swap agreements	$–	$–	$–	$57,892	$–	$–	$57,892
Swaptions contracts	–	–	–	–	(95,071)	–	(95,071)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations,

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agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2026.

AHL Trend ETF

Offsetting of Financial and Derivative Assets as of January 31, 2026:
	Assets	Liabilities
Futures Contracts(1)(2)	$2,329,047	$565,659
Forward Foreign Currency Contracts	2,079,552	1,483,658

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,408,599	$2,049,317

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(2,329,047)	$(565,659)

Total derivative assets and liabilities subject to an MNA	$2,079,552	$1,483,658

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2026:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
BNP Paribas NA	$208,429	$(124,803)	$–	$–	$83,626
HSBC Bank PLC	1,846,392	(1,301,739)	–	–	544,653
NatWest Markets PLC	24,731	(24,731)	–	–	–

Total	$2,079,552	$(1,451,273)	$–	$–	$628,279

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January 31, 2026

Counterparty	Gross Amounts of Liabilities Presented the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
BNP Paribas NA	$124,803	$(124,803)	$–	$–	$–
HSBC Bank PLC	1,301,739	(1,301,739)	–	–	–
NatWest Markets PLC	57,116	(24,731)	–	–	32,385

Total	$1,483,658	$(1,451,273)	$–	$–	$32,385

Ionic Inflation Protection ETF

Offsetting of Financial and Derivative Assets as of January 31, 2026:
	Assets	Liabilities
Swaptions Contracts	$9,887	$–
Swap Contract Agreements – Centrally cleared(2)	29,936	–

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$39,823	$–

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(29,936)	$–

Total derivative assets and liabilities subject to an MNA	$9,887	$–

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2026:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Bank of America	$5,650	$–	$–	$–	$5,650
JPMorgan Chase Bank, N.A.	4,237	–	–	–	4,237

Total	$9,887	$–	$–	$–	$9,887

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The AHL Trend ETF’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The AHL Trend ETF and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. These investments in commodity-related instruments may lead to losses in excess of the amount invested in such products. Such losses can significantly and adversely affect the NAV of the AHL Trend ETF and, consequently, a shareholder’s interest in the Fund.

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Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that OTC counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that the Fund engages in trading in OTC markets, a Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be rehypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge their currency risks.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Funds, their service providers and third-party fund

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January 31, 2026

distribution platforms, including the ability of shareholders to transact in the Funds’ shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Funds or their service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Funds or their service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Funds cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Funds invest. The issuers of the Funds’ investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Funds’ investments, leading to significant loss of value.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Derivatives may at times be illiquid, and a Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. A Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue their investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

ETFs Risk

As ETFs, the Funds are subject to the following risks:

•

Authorized Participants Concentration Risk. The Funds have a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the Funds, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Funds and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Funds may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Funds, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•

Cash Transactions Risk. Like other ETFs, the Funds sell and redeem their shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the AHL Trend ETF and the Ionic Inflation Protection ETF expect to effect their creations and redemptions at least partially or fully for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for

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cash may cause the Funds to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Funds or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Funds recognize gains on these sales, this generally will cause the Funds to recognize gains it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Funds level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Funds are trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Funds sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds have capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Funds’ remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Funds’ shares than for other ETFs.

•

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. In addition, due to the Fund’s active trading strategy, it may be more difficult for market participants making a market in the Fund’s shares to hedge their exposure to Fund shares, which may lead to wider bid-ask spreads. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active

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trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. If the Fund is delisted, any resulting liquidation of the Fund could create transaction costs for the Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increases price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

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January 31, 2026

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

Inflation Protection Risk

Although the Ionic Inflation Protection ETF seeks to generate positive returns during periods of rising inflation and inflation expectations, the sub-advisor’s investment strategy may fail to achieve this result. If the Fund’s investments do not keep pace with inflation, the real (or inflation-adjusted) value of its assets could decline as their purchasing power decreases. Additionally, due to the Fund’s principal investment strategies, its performance may decline during environments with deflation, or a general decline in prices.

Inflation Swaps Risk

There can be no assurance that the CPI-U, the reference rate for the Funds’ inflation swaps, will accurately measure the rate of inflation experienced in the U.S. or the rate of expected future inflation. Inflation swaps are subject to interest rate risk. The value of an inflation swap is expected to change in response to changes in real interest rates. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap. Additionally, because the zero-coupon inflation swaps in which the Funds will invest does not pay interest periodically, the prices of these swaps can be very volatile when interest rates change, their values may fluctuate more and they may be less liquid than swaps that pay interest periodically. The payments received by the Funds from swaps, such as inflation swaps and other types of swaps, discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

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January 31, 2026

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of a Fund’s investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. Rising interest rates may cause the value of a Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of a Fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

Market Direction Risk

Since the AHL Trend ETF will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer both when there is a general market advance and the Fund holds significant “short” positions, and when there is a general market decline and the Fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which could increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and economic and political changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

The AHL Trend ETF and Ionic Inflation Protection ETF are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Funds may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other funds.

Obsolescence Risk

The AHL Trend ETF is unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). There can be no guarantee that the use of options will increase the Funds return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the assets underlying them, and there may at times not be a liquid secondary market for options. If an option that the Funds have purchased expires unexercised, the Funds will experience a loss in the amount of the premium it paid. In order for a call option to be profitable, the market price of the underlying asset must rise sufficiently above the call option exercise price to cover the

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Funds bought the underlying asset instead of the call option. In order for a put option to be profitable, the market price of the underlying asset must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from having shorted the declining underlying asset by the premium paid for the put option and by transaction costs.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased.

Although interest rates were unusually low in the U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to predict the impact on various markets of significant interest rate changes or other significant policy changes. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to a Fund. The full effect of various newly adopted regulations is not currently known. Due to

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

the scope of regulations being adopted, certain of these changes could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for a Fund to operate, or adversely impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to a Fund.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit a Fund’s ability to pursue other opportunities as they arise.

Short Position Risk

The AHL Trend ETF’s losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market.

Small Funds Risk

Like other smaller funds, large inflows and outflows may impact a Fund’s market exposure for limited periods of time. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. A Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of a Fund may incur higher expenses if a Fund fails to attract sufficient assets to realize economies of scale. Investors in a Fund also bear the risk that, without sufficient assets, a Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy.

Subsidiary Risk

There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Act, and is not subject to all the investor protections of the Act. However, the AHL Trend ETF wholly owns and controls its Subsidiary, and the Fund and its Subsidiary are both managed by the

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

Manager and the sub-advisor pursuant to separate agreements, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in the Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Fund’s ability to use its Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swap agreements or “swaps” are transactions in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, a Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Swaptions Risk

Swaptions enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the Sub-Advisor fails to exercise such option at or prior to its expiration. As the swaption contracts held by the Fund near expiration, the Fund may replace them with other swaption contracts that have a later expiration date. That process is called “rolling,” and the Fund may incur costs to “roll” swaption contracts.

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the Funds must, among other requirements, derive at least 90% of their gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the AHL Trend ETF invests is not considered qualifying income. This Fund will therefore restrict their income from direct investments in those instruments, such as commodity-linked swaps, to a maximum of 10% of their gross income for each taxable year. This Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Fund may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

income tax treatment of the Fund’s commodity-linked investments and income from its Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions the Fund makes.

Treasury Inflation-Protected Securities Risk

U.S. Treasury inflation-protected securities (“TIPS”) are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI-U. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. TIPS generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though a Fund or ETFs in which a Fund invests will not receive the principal until maturity. As a result, a Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to interest rate risk.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in the Funds is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. The three year period ended January 31, 2026 for AHL Trend ETF, the two year period ended January 31, 2026 for GLG Natural Resources ETF, and the four year period ended January 31, 2026 for the Ionic Inflation Protection ETF remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	AHL Trend ETF		GLG Natural Resources ETF		Ionic Inflation Protection ETF
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2026	Period Ended January 31, 2025	Year Ended January 31, 2026	Year Ended April 30, 2025
Distributions paid from:
Ordinary income*	$861,053	$–	$3,135,013	$449,090	$336,648	$698,406
Return of capital	–	–	–	–	12,820	–

Total distributions paid	$861,053	$–	$3,135,013	$449,090	$349,468	$698,406

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2026, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Trend ETF	$38,097,722	$4,866,022	$(1,998)	$4,864,024
GLG Natural Resources ETF	371,140,860	104,792,134	(3,675,220)	101,116,914
Ionic Inflation Protection ETF	10,317,491	79,856	(246,568)	(166,712)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
AHL Trend ETF	$4,864,024	$9,887,941	$-	$(1,832,109)	$(3,501,569)	$9,418,287
GLG Natural Resources ETF	101,116,914	1,016,094	-	(10,367,160)	-	91,765,848
Ionic Inflation Protection ETF	(166,712)	-	-	-	(352,716)	(519,428)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of late year losses, capital loss carryforwards, tax adjustments from treasury inflation protection securities, the realization for tax purposes of unrealized gains from passive foreign investment companies, tax deferral of losses related to straddles and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the reclassification of income from investment subsidiary and in-kind redemptions of January 31, 2026:

Fund	Paid-in-Capital	Distributable Earnings/(Deficits)
AHL Trend ETF	$(1,237,051)	$1,237,051
GLG Natural Resources ETF	31,556,629	(31,556,629)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2026, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
AHL Trend ETF	$230,747	$1,601,362
GLG Natural Resources ETF	9,552,028	815,132
Ionic Inflation Protection ETF	210,429	103,375

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, January 31, 2026. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, January 31, 2026. For the period ending January 31, 2026, Ionic Inflation Protection ETF deferred $38,913 ordinary loss to February 1, 2026.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2026 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
GLG Natural Resources ETF	$425,544,462	$-	$177,994,016	$-
Ionic Inflation Protection ETF	-	3,871,422	-	1,536,814

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2026 were as follows:

Fund	Type of Transaction	January 31, 2025# Shares/Fair Value	Purchases	Sales	January 31, 2026 Shares/Fair Value
Ionic Inflation Protection ETF	Direct	$145,401	$455,955	$462,441	$138,915

# Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

9. Borrowing Arrangements

Effective November 6, 2025 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10%, plus the higher of the Federal Fund Effective Rate for the prior day and the Overnight Bank Funding Rate for the prior day. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 5, 2026, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 7, 2025.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10%, plus the higher of the Federal Fund Effective Rate for the prior day and the Overnight Bank Funding Rate for the prior day. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 5, 2026, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 7, 2025.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Line of credit interest expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2026, the Funds did not utilize these facilities.

10. Capital Share Transactions

The Funds issue and redeem shares at NAV only in aggregations of a specified number of shares (“Creation Units”) in exchange for a “Basket” of cash and/or securities. Currently, the number of shares that constitute a Creation Unit is 25,000 shares. The Funds generally issue and redeem Creation Units in exchange for a Basket of cash but may issue and redeem Creation Units in exchange for a designated Basket of securities plus an amount of cash that the Funds specify.

The tables below summarize the activity in capital shares for each Class of the Fund:

	Year Ended January 31,
	2026		2025
AHL Trend ETF	Shares	Amount	Shares	Amount
Shares sold	375,000	$8,605,926	650,000	$15,528,190
Reinvestment of dividends	–	–	–	–
Shares redeemed	(575,000)	(14,607,335)	(175,000)	(4,125,214)

Net increase (decrease) in shares outstanding	(200,000)	$(6,001,409)	475,000	$11,402,976

American Beacon Select FundsSM

Notes to Financial Statements

January 31, 2026

	Year Ended January 31, 2026		February 5, 2024A to January 31, 2025
GLG Natural Resources ETF	Shares	Amount	Shares		Amount
Shares sold	8,650,000	$339,716,207	4,250,000	B	$123,406,872	B
Reinvestment of dividends	–	–	–		–
Shares redeemed	(2,050,000)	(77,154,244)	(900,000)		(27,158,186)

Net increase in shares outstanding	6,600,000	$262,561,963	3,350,000		$96,248,686

	Period from May 1, 2025 through January 31, 2026#		Year Ended April 30, 2025
Ionic Inflation Protection ETF	Shares	Amount	Shares		Amount
Shares sold	25,000	$482,182	-		$-
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	(200,000)		(3,852,330)
ETF transaction fees (Note 6)	-		-		3,819

Net increase (decrease) in shares outstanding	25,000	$482,182	(200,000)		$(3,848,511)

A Commencement of operations.

B Seed capital was received on February 5, 2024 in the amount of $25. As a result, shares were issued in the amount of 1.

# Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Trend ETFSM

Consolidated Financial HighlightsA

(For a share outstanding throughout the period)

	Year Ended January 31,				August 30, 2023B to January 31, 2024
	2026		2025
Net asset value, beginning of period	$24.41		$22.12		$25.00

Income (loss) from investment operations:
Net investment income	0.66	C	0.89	C	0.42
Net gains (losses) on investments (both realized and unrealized)	3.56		1.40		(1.51)

Total income (loss) from investment operations	4.22		2.29		(1.09)

Less distributions:
Dividends from net investment income	(0.45)		–		(0.83)
Distributions from net realized gains	–		–		(0.96)

Total distributions	(0.45)				(1.79)

Net asset value, end of period	$28.18		$24.41		$22.12

Total returnD	17.40%		10.35%		(4.35	)%E

Ratios and supplemental data:
Net assets, end of period	$50,021,323		$48,219,210		$33,182,912
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.96	%H	0.95%		0.95	%F
Expenses, net of reimbursements and/or recoupments	0.96	%H	0.95%		0.95	%F
Net investment income, before expense reimbursements and/or recoupments	2.80%		3.72%		3.86	%F
Net investment income, net of reimbursements and/or recoupments	2.80%		3.72%		3.86	%F
Portfolio turnover rate	0	%G	0	%G	0	%E G

A	See Note 1 in the Notes to Financial Statements for additional information.
B	Commencement of operations.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

H	Expense ratios exceeded the unitary advisory fee by 0.01% due to prime broker fees incurred by the Fund (Note 2).

See accompanying notes

American Beacon GLG Natural Resources ETFSM

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended January 31, 2026		February 5, 2024A to January 31, 2025

Net asset value, beginning of period	$31.43		$25.00

Income from investment operations:
Net investment incomeB	0.35	C	0.21
Net gains on investments (both realized and unrealized)	17.73		6.46

Total income from investment operations	18.08		6.67

Less distributions:
Dividends from net investment income	(0.51)		(0.24)

Net asset value, end of period	$49.00		$31.43

Total returnD	58.13%		26.72	%E

Ratios and supplemental data:
Net assets, end of period	$487,536,841		$105,278,467
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.75%		0.75	%F
Expenses, net of reimbursements and/or recoupments	0.75%		0.75	%F
Net investment income, before expense reimbursements and/or recoupments	0.94	%C	0.70	%F
Net investment income, net of reimbursements and/or recoupments	0.94	%C	0.70	%F
Portfolio turnover rate	80%		135	%E

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes a significant dividend payment from Anglo American PLC amounting to $0.0641.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Financial Highlights

(For a share outstanding throughout the period)

	May 1, 2025 to January 31, 2026#		Year Ended April 30,				June 28, 2022A to April 30, 2023
			2025		2024

Net asset value, beginning of period	$19.47		$20.01		$19.58		$20.00

Income (loss) from investment operations:
Net investment incomeB	0.40		0.81		0.82		0.69
Net gains (losses) on investments (both realized and unrealized)	(0.22)		(0.29)		0.71		(0.55)

Total income from investment operations	0.18		0.52		1.53		0.14

Less distributions:
Dividends from net investment income	(0.65)		(1.07)		(1.11)		(0.49)
Tax return of capital	–		–		–		(0.08)

Total distributions	(0.65)		(1.07)		(1.11)		(0.57)

ETF transaction fees per share	–		0.01	B	0.01	B	0.01	B

Net asset value, end of period	$19.00		$19.47		$20.01		$19.58

Total returnC	0.94%		2.81%		8.16%		0.71	%D

Ratios and supplemental data:
Net assets, end of period	$10,451,164		$10,224,317		$14,504,555		$9,790,362
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.70	%E	0.70%		0.71%		0.74	%E
Expenses, net of reimbursements and/or recoupments	0.70	%E	0.70%		0.71	%F	0.74	%E F
Net investment income, before expense reimbursements and/or recoupments	2.77	%E	4.16%		4.19%		4.18	%E
Net investment income, net of reimbursements and/or recoupments	2.77	%E	4.16%		4.19%		4.18	%E
Portfolio turnover rateG	17	%D	114%		336%		339	%D

#	Fiscal year end changed from April 30 to January 31. See Note 1 in the Notes to Financial Statements for additional information.
A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.70% for the year ended 2024 and the period ended 2023, respectively.
G	Excludes the impact of in-kind transactions.

See accompanying notes

American Beacon Select FundsSM

Federal Tax Information

January 31, 2026 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2026. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended January 31, 2026.

The Fund designated the following items with regard to distributions paid during the fiscal year ended January 31, 2026. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

AHL Trend ETF	0.00%
GLG Natural Resources ETF	49.52%
Ionic Inflation Protection ETF	0.00%

Qualified Dividend Income:

AHL Trend ETF	0.00%
GLG Natural Resources ETF	100.00%
Ionic Inflation Protection ETF	0.00%

Long-Term Capital Gain Distributions:

AHL Trend ETF	$0
GLG Natural Resources ETF	$0
Ionic Inflation Protection ETF	$0

Short-Term Capital Gain Distributions:

AHL Trend ETF	$0
GLG Natural Resources ETF	$0
Ionic Inflation Protection ETF	$0

Return of Capital Distributions:

AHL Trend ETF	$0
GLG Natural Resources ETF	$0
Ionic Inflation Protection ETF	$12,820

Shareholders will receive notification in January 2027 of the applicable tax information necessary to prepare their 2026 income tax returns.

American Beacon AHL Trend ETFSM

Affirmation of the Commodity Pool Operator

January 31, 2026 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Trend ETF for the period from February 1, 2025 to January 31, 2026, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the

American Beacon AHL Trend ETF

American Beacon Select FundsSM

Results of Shareholder Meeting (Unaudited)

A special meeting of shareholders of each of the portfolios of the American Beacon Select Funds (the “Trust”) was held on August 14, 2025. The shareholders of the Trust, which includes shareholders of the American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF, American Beacon Ionic Inflation Protection ETF, and American Beacon U.S. Government Money Market Select Fund, approved the election of eight (8) trustees to the Board of Trustees of the Trust. Approval of this proposal required a majority of the outstanding voting securities of the Trust.

The following are the results of the shareholder votes for this proposal:

Trustee	For	Against	Abstain	Non-Voting
Gilbert G. Alvarado	604,593,703.480	223,801.120	0.000	0.000
Gerard J. Arpey	569,375,722.540	35,441,782.060	0.000	0.000
Eugene J. Duffy	604,608,504.090	209,000.510	0.000	0.000
Claudia A. Holz	604,608,504.090	209,000.510	0.000	0.000
Douglas A. Lindgren	604,608,504.090	209,000.510	0.000	0.000
Barbara J. McKenna	604,608,504.090	209,000.510	0.000	0.000
Janet C. Smith	604,608,504.090	209,000.510	0.000	0.000
Paul Zemsky	604,608,504.090	209,000.510	0.000	0.000

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report, Semi-Annual Report and Financial Statement Reports, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

You may request a paper copy of this document at no charge by contacting your financial institution. This document is also available for download at www.americanbeaconfunds.com or you can request an electronic copy by contacting your financial institution.

To obtain more information about the Fund:

By E-mail	On the internet
americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Select Funds c/o Foreside Financial Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101

Fund Service Providers:

CUSTODIAN AND TRANSFER AGENT State Street Bank and Trust Company Boston, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Foreside Financial Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Select Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Select Funds, American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF and American Beacon Ionic Inflation Protection ETF are service marks of American Beacon Advisors, Inc.

AR 01/26

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

If any matter was submitted during the period covered by the report to a vote of shareholders of an open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A], through the solicitation of proxies or otherwise, the company must furnish the following information:

(1) The date of the meeting and whether it was an annual or special meeting.

A special meeting of shareholders of each of the portfolios of the American Beacon Select Funds (the “Trust”) was held on August 14, 2025. The shareholders of the Trust, which includes shareholders of the American Beacon AHL Trend ETF, American Beacon GLG Natural Resources ETF, American Beacon Ionic Inflation Protection ETF, and American Beacon U.S. Government Money Market Select Fund, approved the election of eight (8) trustees to the Board of Trustees of the Trust. Approval of this proposal required a majority of the outstanding voting securities of the Trust.

The following are the results of the shareholder votes for this proposal:

Trustee	For	Against	Abstain	Non-Voting
Gilbert G. Alvarado	604,593,703.480	223,801.120	0.000	0.000
Gerard J. Arpey	569,375,722.540	35,441,782.060	0.000	0.000
Eugene J. Duffy	604,608,504.090	209,000.510	0.000	0.000
Claudia A. Holz	604,608,504.090	209,000.510	0.000	0.000
Douglas A. Lindgren	604,608,504.090	209,000.510	0.000	0.000
Barbara J. McKenna	604,608,504.090	209,000.510	0.000	0.000
Janet C. Smith	604,608,504.090	209,000.510	0.000	0.000
Paul Zemsky	604,608,504.090	209,000.510	0.000	0.000

(2) If the meeting involved the election of directors, the name of each director elected at the meeting and the name of each other director whose term of office as a director continued after the meeting. Refer to Item 9(1).

(3) A brief description of each matter voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each matter or nominee for office. Refer to Item 9(1).

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The remuneration paid to directors, officers and others is included as part of the report to stockholders filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 16. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not Applicable.

Item 19. Exhibits

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Select Funds

By	/s/ Gregory J. Stumm

Gregory J. Stumm
Principal Executive Officer
American Beacon Select Funds
Date: April 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gregory J. Stumm

Gregory J. Stumm
Principal Executive Officer
American Beacon Select Funds
Date: April 8, 2026

By	/s/ Aaron Cooper

Aaron Cooper
Principal Financial Officer
American Beacon Select Funds
Date: April 8, 2026